UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2021 (December 14, 2021)

SINO-GLOBAL SHIPPING AMERICA, LTD.

(Exact name of Registrant as specified in charter)

Virginia	001-34024	11-3588546
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

98 Cutter Mill Road, Suite 322

Great Neck New York 11021

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (718) 888-1814

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	SINO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2021, Sino-Global Shipping America, Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the non-U.S. investors and accredited investors specified on the signature page thereto (the “Investors”) pursuant to which the Company agreed to sell to the Investors, and the Investors agreed to purchase from the Company, an aggregate of 3,228,807 shares of common stock, no par value, (the “Shares”) and warrants (the “Warrant”) to purchase 4,843,210 Shares. The purchase price for each share of common stock and one and a half warrants is $3.26, and the exercise price per Warrant is $4.00.

The Warrants will be exercisable at any time during the Exercise Window. The “Exercise Window” means the period beginning on or after June 14, 2022 and ending on or prior to 5:00 p.m. (New York City time) on December 13, 2026 but not thereafter; provided, however, that the total number of the Company’s issued and outstanding shares of Common Stock, multiplied by the NASDAQ official closing bid price of the Common Stock shall equal or exceed $150,000,000 for a three consecutive month period prior to an exercise.

The parties to the SPA have each made customary representations, warranties and covenants, including, among other things, (a) the Purchasers are “non-U.S. Persons” as defined in Regulation S or “accredited investors” as that term is defined in Rule 501(a) of Regulation D and are acquiring the Shares for the purpose of investment, (b) the absence of any undisclosed material adverse effects, and (c) the Company’s ability to issue to securities in accordance with the terms of the SPA without conflicting with or breaching any incorporation documents, material agreements, laws, rules, or regulations.

The SPA is subject to various conditions to closing, including, among other things, (a) compliance with Nasdaq’s approval requirements for the listing of the Shares and Warrant Shares and (b) the accuracy of the Purchasers’ and the Company’s representations and warranties.

On December 14, 2021, the transaction contemplated by the SPA closed since all the closing conditions of the SPA have been satisfied.

The issuance and sale of the Shares and Warrants are exempt from the registration requirements of the Securities Act pursuant to Regulation S promulgated thereunder.

Item 3.02 Unregistered Sales of Equity Securities

The description in Item 1.01 of the Offering of Shares and Warrants is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Form of Warrant
10.1	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2021

SINO-GLOBAL SHIPPING AMERICA, LTD.

By:	/s/ Yang Jie
Name:	Yang Jie
Title:	Chief Executive Officer

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